UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 18, 2006

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No. )

211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
August 18, 2006

Section 5. Corporate Governance and Management

    Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 18, 2006, The Commerce Group, Inc. (the “Company”) issued a press release, The Commerce Group, Inc. Announces Two New P&C Insurance Segment Leadership Positions. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In this press release, the Company announced that, effective August 18, 2006, it has created two new positions to lead the Company’s property and casualty insurance operations. James A. Ermilio, age 43, was named to lead the Massachusetts Insurance Operations. Mr. Ermilio, employed by the Company since 1998, has been General Counsel since February 2000. The Company expects to fill the leadership position for insurance operations beyond Massachusetts shortly.

In addition, also effective August 18, 2006, the Company announced the appointment of Robert E. McKenna, age 53, as Vice President, Treasurer and Chief Accounting Officer.

Section 9. Financial Statements and Exhibits

    Item 9.01 Financial Statements and Exhibits

    (d) Exhibits

    Exhibit 99.1 Press Release dated August 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
August 18, 2006

/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer